UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event reported)       26 June, 2001

                                                                  GBC Bancorp

(Exact name of registrant as specified in its charter)

California                                             0-16213                            95-3586596

                (State or other jurisdiction                  (Commission                       (IRS Employer

                    incorporation)                                    File Number)                 of Identification No.)

               800 West Sixth Street, Los Angeles, California                                     90017

                (Address of principal executive offices)                                          (Zip Code)

                Registrant's telephone number, including area code                (213) 972-4174

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Deloitte & Touche LLP ("D & T") was previously the principal accountants for GBC Bancorp (the "Company"). The Company's Audit Committee and Board of Directors approved the dismissal of D & T, which was effected on June 26, 2001. The Company expects to finalize the appointment of the new independent public accounting firm in the near future.

The reports of D&T on the Company's consolidated financial statements for the years ended December 31, 1998, 1999 and 2000 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

For each of the years in the three year period ended December 31, 2000 and during the subsequent period from January 1, 2001 through June 26, 2001, there were no "Disagreements" (as such term is defined under the Federal Securities laws) with D&T nor any auditing scope or procedure, which Disagreements, if not resolved to the satisfaction of D&T would have caused that firm to make reference to the subject matter of the Disagreement in connection with their reports.

For each of the three years ended December 31, 2000 and during the period from January 1, 2001 through June 26, 2001, the Company was not (i) advised by D&T that the Company did not have internal controls necessary to develop reliable financial statements; (ii) advised by D&T that it was no longer able to rely on management's representations or that it was unwilling to be associated with financial statements prepared by management; (iii) advised by D&T of need to expand the scope of its audit; or (iv) advised by D&T that information had come to its attention that materially impacted the fairness or reliability of any audit report or financial statement issued or to be issued, or caused them to be unwilling to rely on management's representations or be associated with the Company's consolidated financial statements (collectively, "Reportable Events"). The Company has requested D&T to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated July 3, 2001 is filed as Exhibit A to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  Letter from D&T as of July 3, 2001.
  Financial Statements: None
  Pro Forma Financial Statements: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 GBC Bancorp

                                                 /s/ Peter E. Lowe

                                                  Executive Vice President & Chief Financial Officer

                                                  Dated: July 3, 2001

Exhibit A

July 3, 2001

Securities and Exchange Commission

Mail Stop 11-3

450 5th Street, N.W.

Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of GBC Bancorp dated

June 26, 2001.

Yours truly,

/s/ Deloitte & Touche LLP

Los Angeles, California